[GRAPHIC]

    AMERICAN STRATEGIC
    INCOME PORTFOLIO III

                                           CSP


    ANNUAL REPORT
                2000


                                    [LOGO] FIRST AMERICAN-Registered Trademark-
                                           ASSET MANAGEMENT

[LOGO] FIRST AMERICAN-Registered Trademark-
       ASSET MANAGEMENT


AMERICAN STRATEGIC INCOME PORTFOLIO III


     TABLE OF CONTENTS

  1  Fund Overview

  4  Financial Statements
     and Notes

 14  Investments in
     Securities

 18  Independent Auditors'
     Report

 19  Federal Income Tax
     Information

 20  Shareholder Update


PRIMARY INVESTMENTS Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The fund may also invest in asset-backed securities, U.S. government securities, corporate-debt securities, municipal obligations, unregistered securities, and mortgage-servicing rights. The fund borrows through the use of reverse repurchase agreements. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest rate movements alone.

FUND OBJECTIVE High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.

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AVERAGE ANNUALIZED TOTAL RETURNS
Based on net asset value for the periods ended May 31, 2000

[CHART]

                                                                Since Inception
                              One Year          Five Year           3/25/93
                              --------          ---------       ---------------
American Strategic Income
  Portfolio III                 3.99%              7.57%              6.44%
Lehman Brothers Mutual Fund
  Government/Mortgage Index     2.75%              6.09%              5.96%


The average annualized total returns for American Strategic Income Portfolio III are based on the change in its net asset value (NAV), assume all distributions were reinvested, and do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total returns based on the change in market price for the one-year, five-year, and since-inception periods ended May 31, 2000, were 2.20%, 8.92%, and 4.78%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value.

Therefore, you may be unable to realize the full net asset value of your shares when you sell.

The fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while American Strategic Income Portfolio III is comprised primarily of nonsecuritized, illiquid whole loans. This limits the ability of the fund to respond quickly to market changes.

The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations.

The since inception number for the Lehman index is calculated from the month end following the fund's inception through May 31, 2000.


    NOT FDIC INSURED    NO BANK GUARANTEE    MAY LOSE VALUE

FUND OVERVIEW


July 15, 2000

FOR THE ANNUAL REPORTING PERIOD ENDED MAY 31, 2000, AMERICAN STRATEGIC INCOME PORTFOLIO III HAD A TOTAL RETURN OF 3.99% BASED ON ITS NET ASSET VALUE (NAV). This compares to a 2.75% return for its benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index. The total return based on the fund's market price was 2.20% over the same time frame. The fund's NAV performance benefited from multifamily and commercial prepayment penalties paid by property owners during the year that helped to boost its NAV. The fund receives these penalties on certain loans when a property owner wants to repay the mortgage before it is due. Before we discuss the reporting period in more detail, we would like to tell you about a recent proxy proposal that you should have received.

AT THE AUGUST 3, 2000, ANNUAL MEETING, WE ARE ASKING FUND SHAREHOLDERS TO APPROVE THE FUND'S INVESTMENT IN ALL TYPES OF SECURITIES BACKED BY REAL ESTATE OR ISSUED BY COMPANIES THAT DEAL IN REAL ESTATE. IN PARTICULAR, REAL ESTATE INVESTMENT TRUSTS (REITS), PREFERREDS. REIT companies manage portfolios of real estate to earn profits for shareholders, and their preferred stock pays out a specific dividend rate. We currently see good values in this market. They offer investment-grade quality (BBB rated and above), attractive income potential, more liquidity than mortgage loans because they are bought and sold on the New York Stock Exchange, and they have a real estate orientation that we believe suits the fund. Plus, they offer immediate diversification. For example, one security we've considered represents 240,000 apartment units all across the country. However, because these securities will have long durations, they will be more volatile and more interest rate sensitive than the mortgage loans in the portfolio.

THE FUND'S BOARD HAS APPROVED AN INCREASE IN THE LIMIT ON COMMERCIAL LOANS IN THE FUND FROM 25% TO 35% OF TOTAL ASSETS. We currently find the commercial loan market to be more attractive than single-family or multifamily loans. An increase in commercial loans would broaden the exposure of the fund to office, industrial, warehouse, and retail markets.


Fund Management

JOHN WENKER
is primarily responsible for the management of American Strategic Income Portfolio. He has 14 years of financial experience.

DAVID STEELE
assists with the management of American Strategic Income Portfolio. He has 21 years of financial experience.

RUSS KAPPENMAN
assists with the management of American Strategic Income Portfolio. He has 14 years of financial experience.



*All returns assume reinvestment of distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.


--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
As a percentage of total assets on May 31, 2000

[CHART]


Other Assets               1%

Commercial Loans          21%

Multifamily Loans         39%

Single-family
Loans                     23%

U.S. Agency
Mortgage-backed
Securities                15%

Short-term  Securities     1%


DELINQUENT LOAN PROFILE
The chart below shows the percentage of single-family loans** in the portfolio that are 30, 60, 90, or 120 days delinquent as of May 31, 2000, based on principal amounts outstanding.

Current              83.90%
---------------------------
30 Days               8.60%
---------------------------
60 Days               2.10%
---------------------------
90 Days               0.80%
---------------------------
120+ Days             4.60%
---------------------------

**As of May 31, 2000, there were no multifamily or commercial loans delinquent.

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           1 2000 Annual Report - American Strategic Income Portfolio III

FUND OVERVIEW CONTINUED

During the reporting period, the Federal Reserve's interest rate hikes became a challenge for the fund. On the positive side, higher rates have slowed the level of refinancings and loan prepayments. Also, rising rates mean that we can find new mortgage investments that pay income equal to or higher than the average coupon in the fund. However, the Fed has raised short-term rates so much that high borrowing costs are beginning to erode the income levels of the fund. In June 2000, after the end of this semiannual reporting period, we had to decrease the monthly dividend of the fund from 8.75 cents per share to 8.5 cents per share beginning with the July dividend as a result. Even with the decrease, the dividend reserve of 7.57 cents per share continues to support part of the fund's monthly distribution.

Because of this challenging interest rate environment, the fund also experienced more net asset volatility than is typical, but was still able to pay an attractive income stream. The NAV of the fund began the year at $12.25 and ended at $11.67 per share. At the end of the reporting period, the fund's market price of $10.56 per share continued to trade at a discount to its net asset value. Dividends for the year totaled $1.048 per share, for an annualized distribution rate of 9.92% based on the May 31 market price. The fund's new dividend level would result in an annualized earnings rate of 9.66% based on the May 31 market price. Keep in mind that past performance is no guarantee of future results, and the fund's NAV and distribution rate will fluctuate.

During December, the fund paid out proceeds from its share repurchase offer, which brought short-term securities from 8% down to 1% of the fund's total assets. In the last shareholder report, the level of short-term securities was elevated to prepare for the repurchase offer payout. Single-family, multifamily, and commercial loans continue to represent the majority of the portfolio with 83% of total assets collectively. (See the chart on the previous page for individual percentages for


--------------------------------------------------------------------------------
GEOGRAPHICAL DISTRIBUTION

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans as of May 31, 2000. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its total principal value.

[MAP]

Alabama             less than 0.50%
Alaska              less than 0.50%
Arizona             3%
Arkansas            less than 0.50%
California          9%
Colorado            6%
Connecticut         1%
Delaware            less than 0.50%
Florida             7%
Georgia             less than 0.50%
Hawaii              less than 0.50%
Idaho               less than 0.50%
Illinois            less than 0.50%
Indiana             less than 0.50%
Iowa                less than 0.50%
Kansas              less than 0.50%
Kentucky            less than 0.50%
Louisiana           1%
Maine               less than 0.50%
Maryland            less than 0.50%
Massachusetts       1%
Michigan            less than 0.50%
Minnesota           5%
Mississippi         less than 0.50%
Missouri            less than 0.50%
Montana             1%
Nebraska            less than 0.50%
New Hampshire       less than 0.50%
New Jersey          2%
New Mexico          1%
New York            3%
Nevada              5%
North Carolina      less than 0.50%
North Dakota        1%
Ohio                less than 0.50%
Oklahoma            11%
Oregon              6%
Pennsylvania        1%
Rhode Island        less than 0.50%
South Carolina      less than 0.50%
South Dakota        less than 0.50%
Tennessee           1%
Texas               27%
Utah                2%
Vermont
Virginia            less than 0.50%
Washington          4%
West Virginia       less than 0.50%
Wisconsin           less than 0.50%
Wyoming             less than 0.50%

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           2 2000 Annual Report - American Strategic Income Portfolio III
each loan category.) In addition, we have moved about 12% of total assets out of whole loans during the period and into agency mortgage securities, mainly, Fannie Maes (Federal National Mortgage Association) and Freddie Macs (Federal Home Loan Mortgage Corporation). We currently believe agency securities offer good cash flows, better values, and that they have AAA-rated credit quality. The fund owned no Treasury securities as of May 31.

ALTHOUGH THE INCREASING RATE ENVIRONMENT HAS BECOME SOMEWHAT PAINFUL FOR THE FUND, THE FED'S ACTION IS HELPING TO KEEP THE ECONOMY HEALTHY, WHICH IS BENEFICIAL FOR THE REAL ESTATE MARKETS AND THE FUND OVER THE LONG TERM. In the multifamily and commercial markets, increased rates mean less new construction, which translates into higher rent levels and occupancy levels in existing properties. Since this fund only buys loans on existing properties, less new supply is a positive factor for the fund. Also, with the U.S. economy continuing to grow, we are seeing increased values for single-family housing, lower foreclosure rates, and very low credit losses. As you can see on the map on the previous page, our mortgage loans are diversified across the majority of states to help avoid the risk of an economic downturn in one region. We are overweighted in states that are experiencing the most population and job growth, such as Texas and California. We believe the Federal Reserve's moves will be successful in orchestrating a "soft landing" for the economy without putting it into a recession, which would be the worst-case scenario for this fund.

THE HEALTHY ECONOMY HAS HELPED THE FUND HAVE MINOR CREDIT LOSSES DURING THE PERIOD; HOWEVER, PREPAYMENT LEVELS WERE HIGH. Keep in mind that the risk of credit losses (i.e. loans defaulting) is the primary risk of investing in mortgage loans. If the proceeds from the sale of the foreclosed property are less than the loan price that the fund paid, the fund would suffer a loss. Since inception, the fund has had net credit losses of $0.08 per share. The fund experienced 14 multifamily or commercial loan prepayments during the year and received prepayment penalties of $507,075 from these borrowers. Although the fund's net asset value benefits from the penalties, prepayments can be somewhat detrimental to the fund as it takes some time to find new mortgage loans with income levels that are as attractive as the loans that are retired.

THANK YOU FOR YOUR INVESTMENT IN AMERICAN STRATEGIC INCOME PORTFOLIO III AND THE TRUST YOU HAVE PLACED IN US AS MANAGERS. We hope you will take a few minutes to read, vote on, and return the proxy that you received in the mail. We believe the new investment option described in the proxy will help the fund to maintain an attractive income level and total return. We will continue to closely monitor the fund's credit risk and income levels to help you achieve your financial goals.

--------------------------------------------------------------------------------
VALUATION OF WHOLE LOAN INVESTMENTS

The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a First American Asset Management pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads and credit worthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of whole loans are determined no less frequently than weekly.

-------------------------------------------------------------------------------

           3 2000 Annual Report - American Strategic Income Portfolio III

               FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES  May 31, 2000
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......    $321,987,723
Real estate owned (identified cost: $537,107) (note 2) .....         486,941
Cash in bank on demand deposit  ............................         390,255
Accrued interest receivable  ...............................       2,416,164
Other assets  ..............................................          15,094
                                                                ------------
  Total assets  ............................................     325,296,177
                                                                ------------

LIABILITIES:
Reverse repurchase agreements payable (note 2)  ............      75,596,000
Accrued investment management fee  .........................         147,393
Accrued administrative fee  ................................          74,558
Accrued interest  ..........................................         307,582
Other accrued expenses  ....................................          26,299
                                                                ------------
  Total liabilities  .......................................      76,151,832
                                                                ------------
  Net assets applicable to outstanding capital stock  ......    $249,144,345
                                                                ============

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital  ..............    $312,303,603
Undistributed net investment income  .......................       1,614,929
Accumulated net realized loss on investments  ..............     (58,410,086)
Unrealized depreciation of investments  ....................      (6,364,101)
                                                                ------------

  Total - representing net assets applicable to capital
    stock  .................................................    $249,144,345
                                                                ============

  * Investments in securities at identified cost  ..........    $328,301,658
                                                                ============

NET ASSET VALUE AND MARKET PRICE:
Net assets  ................................................    $249,144,345
Shares outstanding (authorized 1 billion shares of $0.01 par
  value)  ..................................................      21,343,292
Net asset value  ...........................................    $      11.67
Market price  ..............................................    $      10.56

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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        4  2000 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                      STATEMENT OF OPERATIONS  For the Year Ended May 31, 2000
 ................................................................................

INCOME:
Interest (net of interest expense of $6,285,388) ...........    $ 25,546,817
Rental income from real estate owned .......................           5,734
                                                                ------------

  Total investment income ..................................      25,552,551
                                                                ------------

EXPENSES (NOTE 3):
Investment management fee  .................................       1,702,642
Administrative fee  ........................................         589,083
Custodian and accounting fees  .............................         132,457
Transfer agent fees  .......................................          22,864
Reports to shareholders  ...................................          85,834
Mortgage servicing fees  ...................................         473,915
Directors' fees  ...........................................           3,009
Audit and legal fees  ......................................          81,797
Other expenses  ............................................         162,438
                                                                ------------
  Total expenses  ..........................................       3,254,039
    Less expenses paid indirectly  .........................         (12,789)
                                                                ------------

  Total net expenses  ......................................       3,241,250
                                                                ------------

  Net investment income  ...................................      22,311,301
                                                                ------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS (NOTE 4):
Net realized loss on investments in securities  ............      (4,135,297)
Net realized loss on real estate owned  ....................        (211,313)
                                                                ------------

  Net realized loss on investments  ........................      (4,346,610)
Net change in unrealized appreciation or depreciation of
  investments  .............................................      (7,397,947)
                                                                ------------

  Net loss on investments  .................................     (11,744,557)
                                                                ------------

    Net increase in net assets resulting from
      operations  ..........................................    $ 10,566,744
                                                                ============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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        5  2000 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                      STATEMENT OF CASH FLOWS  For the Year Ended May 31, 2000
 ................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest and rental income .................................    $ 25,552,551
Net expenses ...............................................      (3,241,250)
                                                                ------------
  Net investment income ....................................      22,311,301
                                                                ------------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
  Change in accrued interest receivable ....................       1,707,392
  Net amortization of bond discount and premium ............         443,662
  Change in accrued fees and expenses ......................        (240,482)
  Change in other assets ...................................          49,507
                                                                ------------
    Total adjustments ......................................       1,960,079
                                                                ------------

    Net cash provided by operating activities ..............      24,271,380
                                                                ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments .........................     189,803,703
Purchases of investments ...................................    (102,909,927)
Net purchases of short-term securities .....................      (1,522,977)
                                                                ------------

    Net cash provided by investing activities ..............      85,370,799
                                                                ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments on reverse repurchase agreements ..............     (56,129,000)
Retirement of fund shares ..................................     (29,861,618)
Distributions paid to shareholders .........................     (23,620,197)
                                                                ------------

    Net cash used by financing activities ..................    (109,610,815)
                                                                ------------
Net increase in cash .......................................          31,364
Cash at beginning of year ..................................         358,891
                                                                ------------

    Cash at end of year ....................................    $    390,255
                                                                ============

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse
    repurchase agreements ..................................    $  6,494,317
                                                                ============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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        6  2000 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                 YEAR ENDED        YEAR ENDED
                                                                  5/31/00           5/31/99
                                                              ----------------  ----------------
OPERATIONS:
Net investment income  .....................................    $ 22,311,301      $ 25,086,042
Net realized gain (loss) on investments  ...................      (4,346,610)        2,449,696
Net change in unrealized appreciation or depreciation of
  investments  .............................................      (7,397,947)       (8,321,741)
                                                                ------------      ------------

  Net increase in net assets resulting from operations  ....      10,566,744        19,213,997
                                                                ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income  ................................     (23,620,197)      (24,370,327)
                                                                ------------      ------------

CAPITAL SHARE TRANSACTIONS (NOTE 6):
Decrease in net assets from capital share transactions  ....     (29,861,618)       (2,697,661)
                                                                ------------      ------------
  Total decrease in net assets  ............................     (42,915,071)       (7,853,991)

Net assets at beginning of year  ...........................     292,059,416       299,913,407
                                                                ------------      ------------

Net assets at end of year  .................................    $249,144,345      $292,059,416
                                                                ============      ============

Undistributed net investment income  .......................    $  1,614,929      $  2,923,825
                                                                ============      ============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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        7  2000 Annual Report - American Strategic Income Portfolio III

               NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                      American Strategic Income Portfolio Inc. III (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities and mortgage servicing rights. The fund may enter into dollar roll transactions. In addition, the fund may borrow using reverse repurchase agreements and revolving credit facilities. Fund shares are listed on the New York Stock Exchange under the symbol CSP.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a First American Asset Management pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of whole loans, mortgage participations and mortgage servicing rights are determined no less frequently than weekly.

--------------------------------------------------------------------------------

        8  2000 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                      WHOLE LOANS AND PARTICIPATION MORTGAGES
                      Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                      At May 31, 2000, loans representing 2.3% of net assets were 60 days or more delinquent as to the timely monthly payment of principal. Such delinquencies relate solely to single family whole loans and represent 7.5% of total single family principal outstanding at May 31, 2000. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest and all of the foreclosure expenses. In this case, the fund may suffer a loss. The fund recognized net realized losses of $211,313 or $0.01 per share on real estate sold during the year ended May 31, 2000.

                      Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The fund may receive rental or other income as a result of holding real estate. In addition, the fund may incur expenses associated with maintaining any real estate owned. On May 31, 2000, the fund owned five single family homes with an aggregate value of $486,941, or 0.2% of net assets.

                      REVERSE REPURCHASE AGREEMENTS
                      Reverse repurchase agreements involve the sale of a portfolio-eligible security by the fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the fund, and are subject to the fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the year ended May 31, 2000, the average borrowings outstanding were $101,655,917 and the average rate was 6.28%.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or

--------------------------------------------------------------------------------

        9  2000 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------
                      decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of May 31, 2000, the fund had no outstanding when-issued or forward commitments.

                      FEDERAL TAXES
                      The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                      REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                      For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. In addition to repurchase agreements, the fund may invest in money market funds advised by the fund's advisor.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

--------------------------------------------------------------------------------

        10  2000 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

(3) EXPENSES
 ............................
                      INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                      The fund has entered into the following agreements with U.S. Bank National Association (U.S. Bank) acting through its division, First American Asset Management (the advisor and administrator):

                      The investment advisory agreement provides the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets and 4.50% of the daily gross income accrued by the fund during the month (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the fund). The monthly investment management fee shall not exceed in the aggregate 1/12 of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the year ended May 31, 2000, the effective investment management fee incurred by the fund was 0.63%. For its fee, the advisor provides investment advice and conducts the management and investment activity of the fund.

                      The administration agreement provides the administrator with a monthly fee based on an annual percentage of the fund's average weekly net assets (computed by subtracting liabilities from the value of the total assets of the fund). For its fee, the adminstrator provides reporting, regulatory and record-keeping services for the fund. For the period from June 1, 1999, through December 31, 1999, the fund paid the adminstrator a monthly fee in an amount equal to an annual rate of 0.20% of the fund's average weekly net assets. Effective January 1, 2000, the administrator's fee increased to an annual rate of 0.25% of the fund's average weekly net assets. The new adminstrative fee includes 0.05% for accounting expenses which were previously charged to and paid separately by the fund.

                      MORTGAGE SERVICING FEES
                      The fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, administrative and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; expenses related to real estate owned; fees to outside parties retained to assist in conducting due diligence; taxes and other miscellaneous expenses.

                      During the year ended May 31, 2000, the fund paid $66,697 to U.S. Bank for custody services.

                      EXPENSES PAID INDIRECTLY
                      Expenses paid indirectly represent reimbursements of custodian fees received from mortgage servicers of $12,789.

--------------------------------------------------------------------------------

        11  2000 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                      Cost of purchases and proceeds from sales of securities and real estate, other than temporary investments in short-term securities, for the year ended May 31, 2000 aggregated $102,466,265 and $189,803,703, respectively.
                      Included in proceeds from sales are $1,357,850 from sales of real estate owned and $507,075 from prepayment penalties.

(5) CAPITAL LOSS
    CARRYOVER
 ............................
                      For federal income tax purposes, the fund had capital loss carryovers at May 31, 2000, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                                          CAPITAL LOSS
                                           CARRYOVER    EXPIRATION
                                          ------------  ----------
                                          $18,771,178       2003
                                           34,420,675       2004
                                              871,623       2005
                                               69,740       2008
                                          -----------
                                          $54,133,216
                                          ===========

(6) CAPITAL SHARE
    TRANSACTIONS
 ............................
                      RETIREMENT OF FUND SHARES
                      The fund's board of directors has approved a plan to repurchase shares of the fund in the open market and retire those shares. Repurchases may only be made when the previous day's closing market value was at a discount from net asset value (NAV). Daily repurchases are limited to 25% of the previous four weeks average daily trading volume on the New York Stock Exchange. Under the current plan, cumulative repurchases in the fund cannot exceed 1,203,423 shares (5% of the outstanding shares as of September 9, 1998).

                      Pursuant to the plan, the fund repurchased and retired the following:

                                                                % OF
                                            YEAR             OUTSTANDING                WEIGHTED AVERAGE
                                           ENDED    SHARES     SHARES         COST      DISCOUNT FROM NAV
                                          --------  -------  -----------  ------------  -----------------
                                           5/31/00  122,700       0.51%    $1,403,906             5.03%
                                           5/31/99  231,000       0.96%    $2,697,661             6.23%

                      REPURCHASE OFFER
                      The fund's board of directors concluded that an additional offer to purchase up to 10% of the fund's outstanding shares at net asset value would be in the best interests of shareholders. Accordingly, the repurchase offer was sent to shareholders in November 1999, and the deadline for submitting shares for repurchase was 5:00 p.m. Eastern Time on November 29, 1999. The repurchase price was determined on December 6, 1999, at the close of regular trading on the New York Stock Exchange (4 p.m. Eastern
                      Time). The percentage of outstanding shares repurchased, the number of shares repurchased, the repurchase price per share (net asset value less two cents per share repurchase fee) and proceeds paid by the fund on December 10, 1999, were as follows:

                                          PERCENTAGE     SHARES     REPURCHASE    PROCEEDS
                                          REPURCHASED  REPURCHASED    PRICE         PAID
                                          -----------  -----------  ----------  ------------
                                                 10%    2,371,476     $11.98    $28,410,282

--------------------------------------------------------------------------------

        12  2000 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
 ............................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                           Year        Year        Year     Year     Year
                                           Ended       Ended       Ended    Ended    Ended
                                          5/31/00   5/31/99(e)    5/31/98  5/31/97  5/31/96
                                          -------  -------------  -------  -------  -------
PER-SHARE DATA
Net asset value, beginning
  of period ............................  $12.25      $12.46      $12.12   $12.25   $12.50
                                          ------      ------      ------   ------   ------
Operations:
  Net investment income ................    1.00        1.05        1.02     1.00     0.99
  Net realized and unrealized gains
    (losses) on investments ............   (0.53)      (0.24)       0.37    (0.13)      --
                                          ------      ------      ------   ------   ------
    Total from operations ..............    0.47        0.81        1.39     0.87     0.99
                                          ------      ------      ------   ------   ------
Distributions to shareholders:
  From net investment income ...........   (1.05)      (1.02)      (1.05)   (1.00)   (1.24)
                                          ------      ------      ------   ------   ------
Net asset value, end of period .........  $11.67      $12.25      $12.46   $12.12   $12.25
                                          ======      ======      ======   ======   ======
Per-share market value, end of
  period ...............................  $10.56      $11.88      $11.38   $11.13   $10.25
                                          ======      ======      ======   ======   ======
SELECTED INFORMATION
Total return, net asset value (a) ......    3.99%       6.61%      11.86%    7.43%    8.17%
Total return, market value (b) .........   (2.20)%     13.80%      12.05%   19.18%    3.20%
Net assets at end of period
  (in millions) ........................  $  249      $  292      $  300   $  324   $  328
Ratio of expenses to average weekly net
  assets including interest
  expense (c) ..........................    3.55%       3.39%       3.47%    3.84%    2.66%
Ratio of expenses to average weekly net
  assets excluding interest
  expense (c) ..........................    1.21%       1.19%       1.42%    1.34%    1.29%
Ratio of net investment income to
  average weekly net assets ............    8.30%       8.39%       8.22%    8.22%    7.92%
Portfolio turnover rate (excluding
  short-term securities) ...............      28%         44%         58%      46%     121%
Amount of borrowings outstanding at end
  of period (in millions) ..............  $   76      $  132      $   99   $   84   $   81
Per-share amount of borrowings
  outstanding at end of period .........  $ 3.54      $ 5.53      $ 4.11   $ 3.12   $ 3.03
Per-share amount of net assets,
  excluding borrowings, at end
  of period ............................  $15.21      $17.78      $16.57   $15.24   $15.28
Asset coverage ratio (d) ...............     430%        322%        403%     488%     504%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) INCLUDES 0.02% FROM FEDERAL EXCISE TAXES IN FISCAL YEAR 1996. FISCAL 1998 AND 1997 RATIOS INCLUDE 0.05% AND 0.08%, RESPECTIVELY, OF OPERATING EXPENSES ASSOCIATED WITH REAL ESTATE OWNED.
(d) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(e) EFFECTIVE AUGUST 10, 1998, THE ADVISOR WAS CHANGED FROM PIPER CAPITAL TO U.S. BANK.

--------------------------------------------------------------------------------

        13  2000 Annual Report - American Strategic Income Portfolio III

                           INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------


AMERICAN STRATEGIC INCOME PORTFOLIO III                                         May 31, 2000
 .................................................................................................................

                                                             Date                                        Market
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (19.5%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (19.5%):
    FIXED RATE (19.5%):
      6.50%, FNMA, 6/1/29 ...............................  5/17/99   $13,431,975(b)  $ 13,334,514     $ 12,424,577
      8.00%, FNMA, 5/1/30 ...............................   5/9/00     9,000,000(b)     8,880,561        8,924,063
      7.50%, FNMA, 4/1/30 ...............................   5/9/00     9,850,092(b)     9,500,902        9,560,696
      7.50%, FNMA, 5/1/30 ...............................   5/9/00     8,964,998(b)     8,647,885        8,701,607
      8.00%, FNMA, 5/1/30 ...............................   5/9/00     9,000,000(b)     8,880,561        8,921,250
                                                                                                      ------------
                                                                                       49,244,423       48,532,193
                                                                                                      ------------

        Total U.S. Government and Agency Securities                                    49,244,423       48,532,193
                                                                                                      ------------

PRIVATE MORTGAGE-BACKED SECURITIES (0.0%):
  FIXED RATE (0.0%):
      8.79%, First Gibralter, Series 1992-MM,
        Class B, 10/25/21 ...............................  7/15/93     1,122,082(e)       427,731               --
                                                                                                      ------------

WHOLE LOANS AND PARTICIPATION MORTGAGES (C,D,E) (108.9%):
  COMMERCIAL LOANS (28.1%):
      Academy Spectrum, 7.80%, 5/9/01 ...................  4/20/99     4,490,631        4,490,631        4,146,088
      Airport Plaza Offices, 8.88%, 5/1/01 ..............   5/1/96       710,813          710,813          708,639
      Blacklake Place I and II, 8.78%, 9/1/07 ...........  8/12/97     4,723,572        4,723,572        4,621,848
      Blacklake Place III, 8.78%, 9/1/07 ................  8/12/97     2,361,786        2,361,786        2,308,192
      Brookhollow West and Northwest Technical Center,
        8.71%, 8/1/02 ...................................  7/29/97     3,562,348        3,562,348        3,519,017
      Commerce Center, 8.88%, 5/1/01 ....................   5/1/96     1,848,114        1,848,114        1,827,817
      CUBB Properties Mobile Home Park,
        8.15%, 11/1/07 ..................................  11/4/97     2,787,043        2,787,043        2,684,178
      Denmark House Office Building I, 8.88%, 2/1/05       1/28/00     5,400,000        5,400,000        5,344,613
      Denmark House Office Building II,
        11.50%, 2/1/05 ..................................  1/28/00     1,060,000        1,060,000          963,289
      Disco Print Warehouse, 8.90%, 2/1/04 ..............   2/7/97     1,315,691        1,315,691        1,297,006
      Duncan Office Building, 8.00%, 6/1/08 .............  5/19/98       718,463          718,463          678,069
      Indian Street Shoppes, 8.00%, 2/1/09 ..............  1/27/99     2,275,739        2,275,739        2,118,388
      Jackson Street Parking Lot, 8.63%, 7/1/07 .........  6/30/98       248,887          248,887          244,653
      Jackson Street Warehouse, 8.63%, 7/1/07 ...........  6/30/98     2,934,302        2,934,302        2,869,912
      Jefferson Office Building, 7.50%, 12/1/13 .........  11/5/98     1,087,910        1,087,910          996,267
      John Brown Office Building, 8.90%, 6/1/03 .........  7/23/97     4,807,376        4,807,376        4,768,381
      Kimball Professional Office Building,
        8.00%, 7/1/08 ...................................   7/2/98     2,291,658        2,291,658        2,146,433

                                                             Date                                        Market
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      Lake Pointe Corporate Center, 8.67%, 7/1/07 .......   7/7/97   $ 3,811,874     $  3,811,874     $  3,728,084
      LAX Air Freight Center, 8.00%, 1/1/08 .............  12/29/97    3,348,410        3,348,410        3,170,913
      Meridian Corporate Center, 8.61%, 8/1/02 ..........   8/1/97     2,306,369        2,306,369        2,277,136
      North Austin Business Center, 9.15%, 5/1/07 .......  4/10/97     2,988,769        2,988,769        2,990,544
      One Metro Square Office Building, 8.88%, 10/1/02 .   9/24/97     2,895,673        2,895,673        2,878,336
      Pacific Shores Mobile Home Park II,
        11.12%, 10/1/06 .                                  9/27/96     1,850,962        1,841,707        1,937,939
      Pilot Knob Service Center, 9.07%, 7/1/07 ..........  6/20/97     1,473,100        1,473,100        1,470,514
      PMG Plaza, 9.05%, 4/1/04 ..........................  3/20/97     2,502,268        2,502,268        2,431,909
      Santa Monica Center, 8.72%, 11/1/04 ...............  11/17/97    4,985,870        4,985,870        4,996,948
      Shoppes at Jonathan's Landing, 8.05%, 5/1/10 ......  4/12/00     3,000,000        3,000,000        2,798,103
                                                                                                      ------------
                                                                                       71,778,373       69,923,216
                                                                                                      ------------
  MULTIFAMILY LOANS (50.8%):
      Ambassador House Apartments, 8.20%, 12/1/01 .......  11/3/94     3,493,189        3,493,189        3,342,243
      Arbor Parks and Woodridge Apartments,
        7.60%, 9/1/03 ...................................  8/27/98    17,278,640       17,278,639       16,650,870
      Bluff Creek Apartments I, 7.75%, 4/1/04 ...........   3/5/99     7,923,685        7,923,685        7,556,599
      Bluff Creek Apartments II, 15.00%, 4/1/04 .........  2/16/00     1,499,564        1,499,564        1,469,005
      Boardwalk Apartments, 7.40%, 2/1/08 ...............  1/16/98     5,280,289        5,280,289        4,792,050
      Clackamas Trail Apartments, 8.63%, 7/1/01 .........   7/3/97    13,877,112       13,877,112       13,338,963
      El Toro Blanco Apartments, 10.05%, 1/1/02 .........   1/3/95     1,301,235        1,270,030        1,324,418
      Falls Apartments, 10.00%, 7/1/03 ..................  5/12/93     3,789,500        3,748,747        3,851,538
      Faronia Square Apartments, 10.40%, 1/1/02 .........  12/30/94    3,475,659        3,440,902        3,545,172
      Geneva Village Apartments, 9.50%, 11/1/04 .........  10/14/94    1,130,247        1,126,082        1,139,773
      Grand Forks Multifamily, 10.07%, 12/1/01 ..........  11/9/94     2,290,670        2,280,513        2,313,577
      Green Valley Apartments I, 9.54%, 5/1/03 ..........  4/14/00     8,100,000        8,100,000        8,358,439
      Green Valley Apartments II, 13.50%, 5/1/03 ........  4/14/00     1,300,000        1,300,000        1,139,679
      Harpers Ferry Apartments, 10.56%, 12/1/01 .........  12/1/94     1,777,087        1,760,379        1,820,160
      Heritage Park Apartments, 9.00%, 2/1/04 ...........  1/31/97     1,871,542        1,871,542        1,868,217
      Huntington Hills Apartments, 8.75%, 11/1/05 .......  10/2/95     1,240,629        1,234,425        1,228,293
      Johanson Arms Apartments, 9.35%, 6/1/04 ...........  5/16/96     1,991,203        1,991,577        1,997,300
      Maple Village Apartments, 9.50%, 11/1/04 ..........  10/14/94    1,181,094        1,176,675        1,191,049
      Meadowview Apartments, 9.50%, 11/1/04 .............  10/14/94      838,105          835,401          845,169

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        14  2000 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO III
(CONTINUED)

                                                             Date                                        Market
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      Meridian Pointe Apartments, 8.85%, 2/1/12 .........   3/7/97   $ 1,171,353     $  1,171,353     $  1,169,661
      Mission Village Apartments, 10.08%, 9/1/01 ........  8/11/94     2,130,350        2,119,699        2,151,654
      Parkway Village Apartments, 9.50%, 11/1/04 ........  10/14/94      813,469          810,888          820,325
      Quail Lakes Apartments I, 8.95%, 11/1/03 ..........  11/1/96     8,756,050        8,752,548        8,696,918
      Quail Lakes Apartments II, 13.00%, 11/1/03 ........   3/5/99       548,254          548,254          542,384
      Riverbrook Apartments, 8.65%, 1/1/02 ..............  12/29/94    3,094,118        3,094,118        3,044,415
      Rose Park Apartments, 9.50%, 11/1/04 ..............  10/14/94      654,499          652,513          658,760
      Royal Court Apartments, 9.00%, 10/1/04 ............  9/11/97     1,374,548        1,374,548        1,052,117
      Shelter Island Apartments, 7.70%, 12/1/08 .........  11/4/98    13,285,147       13,285,146       12,437,018
      Southlake Villa Apartments, 9.50%, 11/1/04 ........  10/14/94      859,067          855,776          867,627
      Tradewinds I, 9.03%, 10/1/01 ......................  9/30/98     9,755,020        9,755,020        9,794,353
      Valley Manor Apartments, 8.45%, 11/1/05 ...........  7/14/98     3,667,399        3,667,399        3,589,338
      Westree Apartments, 10.00%, 9/1/03 ................  8/30/93     2,978,788        2,953,965        3,044,390
      Westree Apartments II, 10.00%, 1/1/01 .............  6/19/98     1,000,000        1,000,000          909,950
                                                                                                      ------------
                                                                                      129,529,978      126,551,424
                                                                                                      ------------
  SINGLE FAMILY LOANS (30.0%):
      Arbor, 9.27%, 8/16/17 .............................  2/16/96     2,525,871        2,531,671        2,525,871
      Barclays, 8.96%, 6/7/25 ...........................  11/7/95       932,868(b)       888,623          861,116
      Bayview Financial, 7.13%, 2/21/20 .................  7/21/95       299,779(b)       256,733          279,745
      Delaware II, 8.61%, 11/27/07 ......................  6/30/93     3,396,532(b)     3,142,741        3,256,740
      Fairbanks IV, 8.09%, 4/3/19                          11/3/94     2,011,724(b)     1,717,558        1,869,461
      Federal Mortgage, 4.17%, 12/15/20 .................  6/15/93        38,870           32,652           37,355
      First Boston II, 9.19%, 7/31/09 ...................  4/30/93     1,389,771(b)     1,240,741        1,278,630
      First Boston III, 8.97%, 2/1/13 ...................  7/29/93     1,588,301(b)     1,362,414        1,557,570
      First Boston IV, 9.02%, 3/1/12 ....................  12/17/93    1,423,876(b)     1,308,885        1,360,634
      First Boston V, 8.15%, 5/26/16 ....................  4/26/95     1,169,486(b)     1,153,406        1,143,572
      Greenwich, 9.31%, 4/16/05 .                          2/16/96       457,517(b)       446,167          448,948
      Kidder Peabody I, 9.43%, 9/1/10 ...................  9/30/93     1,673,422(b)     1,498,107        1,612,214
      Kidder Peabody II, 8.77%, 5/1/13 ..................  3/17/94       198,578          187,023          197,856
      Knutson III, 9.18%, 4/1/15 ........................  3/26/93       646,537(b)       608,146          645,644
      Maryland National, 9.36%, 9/1/19 ..................  10/6/93       905,554(b)       818,998          876,137
      Meridian IV, 7.85%, 8/16/16                          1/20/95     4,278,896(b)     3,982,619        4,020,653
      Meridian V, 7.95%, 10/6/17 .                          4/6/95     2,159,067(b)     2,061,334        2,100,636
      Minneapolis Employees Retirement Fund,
        8.20%, 2/10/14 ..................................  4/10/96     2,592,125(b)     2,405,149        2,450,159
      Mortgage Access, 10.04%, 9/30/19 ..................  6/30/93       310,087          292,835          316,615
      Nomura, 9.88%, 12/16/23 ...........................  12/16/93   15,117,422(b)    15,648,573       14,922,817

                                                             Date      Shares/                           Market
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      Nomura III, 8.27%, 12/29/17                          9/29/95   $ 9,190,862(b)  $  8,009,094     $  8,469,522
      Norwest II, 8.01%, 11/27/22                          2/27/96     1,945,331(b)     1,935,740        1,844,893
      Norwest IV, 8.32%, 2/23/25 .                         5/23/96     2,628,122(b)     2,612,291        2,531,301
      Norwest VI, 8.19%, 3/6/26 .........................  12/6/96     1,528,073(b)     1,498,938        1,462,891
      Norwest VII, 8.22%, 7/24/25                          2/24/97     2,465,798(b)     2,397,988        2,384,114
      Norwest X, 8.15%, 1/1/25 ..........................  3/12/98     3,262,492(b)     3,270,975        2,920,327
      Norwest XI, 8.23%, 4/1/23 .........................  6/15/98     3,279,313(b)     3,260,826        3,127,500
      Norwest XII, 7.96%, 8/1/24 .                         8/27/98     4,139,176(b)     4,105,158        3,863,476
      Norwest XIII, 8.02%, 10/1/25 ......................  10/28/98    2,218,728(b)     2,207,175        1,980,448
      Norwest XVI, 7.65%, 6/16/27 .......................   3/4/99       456,131(b)       443,115          423,367
      Norwest XVII, 7.77%, 5/28/25 ......................  5/20/99       921,761(b)       887,586          858,340
      President Homes 93-6E, Sales Inventory,
        8.19%, 11/1/22 ..................................  5/19/94       164,661          163,012          140,542
      President Homes 94-1B, Sales Inventory,
        8.50%, 11/18/23 .................................  10/31/94      100,184           98,763           94,377
      Sears Mortgage, 8.17%, 10/1/17 ....................  7/16/93       445,434          418,708          427,784
      Shearson Lehman, 9.30%, 6/1/17 ....................  5/26/93     2,399,500(b)     2,114,797        2,375,294
      The Crossings, 10.75%, 10/1/11 ....................  4/16/93       146,855(b)       148,323          150,052
                                                                                                      ------------
                                                                                       75,156,864       74,816,601
                                                                                                      ------------

        Total Whole Loans and Participation Mortgages ...                             276,465,215      271,291,241
                                                                                                      ------------

RELATED PARTY MONEY MARKET FUND (0.8%):
      First American Prime Obligations Fund .............  5/31/00     2,164,289(f)     2,164,289        2,164,289
                                                                                                      ------------

        Total Investments in Securities (g) .............                            $328,301,658     $321,987,723
                                                                                                      ============

NOTES TO INVESTMENTS IN SECURITIES
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b) ON MAY 31, 2000, SECURITIES VALUED AT $117,066,478 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                                   NAME OF
                                                                   BROKER
                    ACQUISITION                     ACCRUED    AND DESCRIPTION
        AMOUNT         DATE       RATE*     DUE     INTEREST    OF COLLATERAL
      -----------   -----------   -----   -------   --------   ---------------
      $11,908,000     5/15/00     6.53%   6/15/00   $ 34,560          (1)
       10,500,000      5/1/00     7.13%    6/1/00     62,387          (2)
       16,000,000      5/1/00     7.29%    6/1/00     97,200          (2)
        1,500,000      5/1/00     7.15%    6/1/00      8,938          (2)
        1,000,000     5/12/00     7.54%    6/1/00      3,979          (2)
        9,178,000     5/15/00     6.52%   6/15/00     26,596          (3)
        8,353,000     5/15/00     6.52%   6/15/00     24,205          (4)
        8,577,000     5/15/00     6.52%   6/15/00     24,854          (5)
        8,580,000     5/15/00     6.52%   6/15/00     24,863          (6)
      -----------                                   --------
      $75,596,000                                   $307,582
      ===========                                   ========

--------------------------------------------------------------------------------

        15  2000 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

    * INTEREST RATE AS OF MAY 31, 2000. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

    Name of broker and description of collateral:
             (1) MORGAN STANLEY DEAN WITTER:
                FNMA, 6.50%, 6/1/29, $13,431,975 PAR
             (2) NOMURA:
                BARCLAYS, 8.96%, 6/7/25, $932,868 PAR
                BAYVIEW FINANCIAL, 7.13%, 2/21/20, $299,779 PAR
                DELAWARE II, 8.61%, 11/27/07, $3,377,218 PAR
                FAIRBANKS IV, 8.09%, 4/3/19, $2,011,724 PAR
                FIRST BOSTON II, 9.19%, 7/31/09, $1,389,771 PAR
                FIRST BOSTON III, 8.97%, 2/1/13, $1,554,884 PAR
                FIRST BOSTON IV, 9.02%, 3/1/12, $1,307,477 PAR
                FIRST BOSTON V, 8.15%, 5/26/16, $1,169,486 PAR
                GREENWICH, 9.31%, 4/16/05, $392,634 PAR
                KIDDER PEABODY I, 9.43%, 9/1/10, $1,673,422 PAR
                KNUTSON III, 9.18%, 4/1/15, $646,537 PAR
                MARYLAND NATIONAL, 9.36%, 9/1/19, $905,554 PAR
                MERIDIAN IV, 7.85%, 8/16/16, $3,859,423 PAR
                MERIDIAN V, 7.95%, 10/6/17, $2,159,067 PAR
                MINNEAPOLIS EMPLOYEES RETIREMENT FUND, 8.20%, 2/10/14, $2,463,179 PAR
                NOMURA, 9.88%, 12/16/23, $14,995,699 PAR
                NOMURA III, 8.27%, 12/29/17, $8,994,048 PAR
                NORWEST II, 8.01%, 11/27/22, $1,810,003 PAR
                NORWEST IV, 8.32%, 2/23/25, $2,628,122 PAR
                NORWEST VI, 8.19%, 3/6/26, $1,528,073 PAR
                NORWEST VII, 8.22%, 7/24/25, $2,300,576 PAR
                NORWEST X, 8.15%, 1/1/25, $3,262,492 PAR
                NORWEST XI, 8.23%, 4/1/23, $1,846,187 PAR
                NORWEST XII, 7.96%, 8/1/24, $3,362,982 PAR
                NORWEST XIII, 8.02%, 10/1/25, $1,468,198 PAR
                NORWEST XVI, 7.65%, 6/16/27, $456,131 PAR
                NORWEST XVII, 7.77%, 5/28/25, $799,735 PAR
                SHEARSON LEHMAN, 9.30%, 6/1/17, $2,399,500 PAR
                THE CROSSINGS, 10.75%, 10/1/11, $146,855 PAR

             (3) NOMURA:
                FNMA, 7.50%, 4/1/30, $9,850,092 PAR

             (4) NOMURA:
                FNMA 7.50%, 5/1/30, $8,964,998 PAR

             (5) NOMURA:
                FNMA 8.00%, 5/1/30, $9,000,000 PAR

             (6) NOMURA:
                FNMA 8.00%, 5/1/30, $9,000,000 PAR

         THE FUND HAS ENTERED INTO A LENDING COMMITMENT WITH NOMURA. THE AGREEMENT PERMITS THE FUND TO ENTER INTO REVERSE REPURCHASE AGREEMENTS UP TO $40,000,000 USING WHOLE LOANS AS COLLATERAL. THE FUND PAYS A FEE OF 0.25% TO NOMURA ON ANY UNUSED PORTION OF THE $40,000,000 LENDING COMMITMENT.
    (c) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT MAY 31, 2000. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF MAY 31, 2000.
    (d) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.

    Commercial Loans:
             ACADEMY SPECTRUM - COLORADO SPRINGS, CO
             AIRPORT PLAZA OFFICES - ALBUQUERQUE, NM
             BLACKLAKE PLACE I & II - OLYMPIA, WA
             BLACKLAKE PLACE III - OLYMPIA, WA
             BROOKHOLLOW WEST AND NORTHWEST TECHNICAL CENTER - HOUSTON, TX COMMERCE CENTER - ALBUQUERQUE, NM
             CUBB PROPERTIES MOBILE HOME PARK - NEW YORK, NY
             DENMARK HOUSE OFFICE BUILDING I - HOUSTON, TX
             DENMARK HOUSE OFFICE BUILDING II - HOUSTON, TX
             DISCO PRINT WAREHOUSE - SUGARLAND, TX
             DUNCAN OFFICE BUILDING - OLYMPIA, TX
             INDIAN STREET SHOPPES - STUART, FL
             JACKSON STREET PARKING LOT - PHOENIX, TX
             JACKSON STREET WAREHOUSE - PHOENIX, TX
             JEFFERSON OFFICE BUILDING - OLYMPIA, WA
             JOHN BROWN OFFICE BUILDING - HOUSTON, TX
             KIMBALL PROFESSIONAL OFFICE BUILDING - GIG HARBOR, WA
             LAKE POINTE CORPORATE CENTER - MINNEAPOLIS, MN
             LAX AIR FREIGHT CENTER - INGLEWOOD, CA
             MERIDIAN CORPORATE CENTER - BOCA RATON, FL
             NORTH AUSTIN BUSINESS CENTER - AUSTIN, TX
             ONE METRO SQUARE OFFICE BUILDING - FARMERS BRANCH, TX
             PACIFIC SHORES MOBILE HOME PARK II - NEWPORT, OR
             PILOT KNOB SERVICE CENTER - MENDOTA HEIGHTS, MN
             PMG PLAZA - FORT LAUDERDALE, FL
             SANTA MONICA CENTER - WEST HOLLYWOOD, CA
             SHOPPES AT JONATHAN'S LANDING - JUPITER, FL

    Multifamily Loans:
             AMBASSADOR HOUSE APARTMENTS - OKLAHOMA CITY, OK
             ARBOR PARKS AND WOODRIDGE APARTMENTS - DALLAS AND FORT WORTH, TX BLUFF CREEK APARTMENTS I - OKLAHOMA CITY, OK
             BLUFF CREEK APARTMENTS II - OKLAHOMA CITY, OK
             BOARDWALK APARTMENTS - OKLAHOMA CITY, OK
             CLACKAMAS TRAIL APARTMENTS - CLACKAMAS, OR
             EL TORO BLANCO APARTMENTS - COLORADO SPRINGS, CO
             FALLS APARTMENTS - COLORADO SPRINGS, CO
             FARONIA SQUARE APARTMENTS - MEMPHIS, TN
             GENEVA VILLAGE APARTMENTS - WEST JORDAN, UT
             GRAND FORKS MULTIFAMILY - GRAND FORKS, ND
             GREEN VALLEY APARTMENTS I - RICHARDSON, TX
             GREEN VALLEY APARTMENTS II - RICHARDSON, TX
             HARPERS FERRY APARTMENTS - LAFAYETTE, LA
             HERITAGE PARK APARTMENTS - LIVERPOOL, NY
             HUNTINGTON HILLS APARTMENTS - MANKATO, MN
             JOHANSON ARMS APARTMENTS - KINGSBURG, CA
             MAPLE VILLAGE APARTMENTS - AMERICAN FORK, UT
             MEADOWVIEW APARTMENTS - WEST JORDAN, UT
             MERIDIAN POINTE APARTMENTS - KALISPELL, MT
             MISSION VILLAGE APARTMENTS - TUCSON, AZ
             PARKWAY VILLAGE APARTMENTS - WEST JORDAN, UT
             QUAIL LAKES APARTMENTS I - OKLAHOMA CITY, OK
             QUAIL LAKES APARTMENTS II - OKLAHOMA CITY, OK
             RIVERBROOK APARTMENTS - TAMPA, FL
             ROSE PARK APARTMENTS - VERNAL, UT
             ROYAL COURT APARTMENTS - MIAMI BEACH, FL
             SHELTER ISLAND APARTMENTS - LAS VEGAS, NV
             SOUTHLAKE VILLA APARTMENTS - SALT LAKE CITY, UT
             TRADEWINDS I - DALLAS, TX
             VALLEY MANOR APARTMENTS - HASTINGS, MN
             WESTREE APARTMENTS - COLORADO SPRINGS, CO
             WESTREE APARTMENTS II - COLORADO SPRINGS, CO

--------------------------------------------------------------------------------

        16  2000 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------
    Single Family Loans:
             ARBOR - 29 LOANS, NEW YORK
             BARCLAYS - 6 LOANS, MIDWESTERN UNITED STATES
             BAYVIEW FINANCIAL - 4 LOANS, MARYLAND
             DELAWARE II - 102 LOANS, TEXAS
             FAIRBANKS IV - 20 LOANS, UNITED STATES
             FEDERAL MORTGAGE - 2 LOANS, CONNECTICUT
             FIRST BOSTON II - 34 LOANS, UNITED STATES, PRIMARILY IN TEXAS
             FIRST BOSTON III - 52 LOANS, TEXAS AND FLORIDA
             FIRST BOSTON IV - 39 LOANS, TEXAS, OKLAHOMA, AND MASSACHUSETTS FIRST BOSTON V - 20 LOANS, UNITED STATES
             GREENWICH - 6 LOANS, COLORADO
             KIDDER PEABODY I - 52 LOANS, UNITED STATES
             KIDDER PEABODY II - 2 LOANS, ARIZONA AND COLORADO
             KNUTSON III - 13 LOANS, UNITED STATES
             MARYLAND NATIONAL - 13 LOANS, UNITED STATES
             MERIDIAN IV - 61 LOANS, MIDWESTERN UNITED STATES
             MERIDIAN V - 36 LOANS, UNITED STATES
             MINNEAPOLIS EMPLOYEES RETIREMENT FUND - 73 LOANS, MINNESOTA MORTGAGE ACCESS - 2 LOANS, NEW JERSEY
             NOMURA - 402 LOANS, CALIFORNIA AND TEXAS
             NOMURA III - 150 LOANS, MIDWESTERN UNITED STATES
             NORWEST II - 25 LOANS, MIDWESTERN UNITED STATES
             NORWEST IV - 27 LOANS, MIDWESTERN UNITED STATES
             NORWEST VI - 16 LOANS, MIDWESTERN UNITED STATES
             NORWEST VII - 21 LOANS, MIDWESTERN UNITED STATES
             NORWEST X - 23 LOANS, MIDWESTERN UNITED STATES
             NORWEST XI - 35 LOANS, MIDWESTERN UNITED STATES
             NORWEST XII - 31 LOANS, MIDWESTERN UNITED STATES
             NORWEST XIII - 16 LOANS, MIDWESTERN UNITED STATES
             NORWEST XVI - 3 LOANS, MIDWESTERN UNITED STATES
             NORWEST XVII - 9 LOANS, MIDWESTERN UNITED STATES
             PRESIDENT HOMES, 93-6E SALES INVENTORY - 2 LOANS, IOWA
             PRESIDENT HOMES, 94-1B SALES INVENTORY - 1 LOAN, KANSAS
             SEARS MORTGAGE - 8 LOANS, MIDWESTERN UNITED STATES
             SHEARSON LEHMAN - 61 LOANS, UNITED STATES
             THE CROSSINGS - 4 LOANS, MINNESOTA

    (e) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON MAY 31, 2000, THE TOTAL MARKET VALUE OF THESE INVESTMENTS WAS $271,291,241 OR 108.9% OF TOTAL NET ASSETS.
    (f) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANK WHICH ALSO SERVES AS ADVISOR FOR THE FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS
    (g) ON MAY 31, 2000, THE COST OF INVESTMENTS IN SECURITIES, INCLUDING REAL ESTATE OWNED, FOR FEDERAL INCOME TAX PURPOSES WAS $333,115,635. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  2,818,491
      GROSS UNREALIZED DEPRECIATION ......   (13,459,462)
                                            ------------
        NET UNREALIZED DEPRECIATION ......  $(10,640,971)
                                            ============

--------------------------------------------------------------------------------

        17  2000 Annual Report - American Strategic Income Portfolio III

                 INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

                      THE BOARD OF DIRECTORS AND SHAREHOLDERS
                      AMERICAN STRATEGIC INCOME PORTFOLIO INC. III:

                      We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of American Strategic Income Portfolio
                      Inc. III as of May 31, 2000, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended May 31, 1998, were audited by other auditors whose report dated July 10, 1998, expressed an unqualified opinion.

                      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included examination or confirmation of securities owned as of May 31, 2000, with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Strategic Income Portfolio Inc. III at May 31, 2000, and the results of its operations and its cash flows for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

                      Minneapolis, Minnesota
                      July 12, 2000

--------------------------------------------------------------------------------

        18  2000 Annual Report - American Strategic Income Portfolio III

               FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

                      The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

                      INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

PAYABLE DATE                              AMOUNT
------------                              -------
June 23, 1999 ..........................  $0.0850
July 28, 1999 ..........................   0.0875
August 25, 1999 ........................   0.0875
September 22, 1999 .....................   0.0875
October 27, 1999 .......................   0.0875
November 23,1999 .......................   0.0875
December 27, 1999 ......................   0.0875
January 12, 2000 .......................   0.0875
February 23, 2000 ......................   0.0875
March 29, 2000 .........................   0.0875
April 26, 2000 .........................   0.0875
May 24, 2000 ...........................   0.0875
                                          -------
  Total ................................  $1.0475
                                          =======

--------------------------------------------------------------------------------

        19  2000 Annual Report - American Strategic Income Portfolio III

               SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

                      ANNUAL MEETING RESULTS
                      An annual meeting of the fund's shareholders was held on August 16, 1999. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                      (1) The fund's shareholders elected the following
                          directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
David T. Bennett* ......................    20,630,683            54,605
Robert J. Dayton .......................    20,629,983            55,305
Roger A. Gibson ........................    20,630,683            54,605
Andrew M. Hunter III ...................    20,629,983            55,305
Leonard W. Kedrowski ...................    20,630,683            54,605
John M. Murphy, Jr. ....................    20,630,550            54,738
Robert L. Spies ........................    20,630,350            54,938
Joseph D. Strauss ......................    20,630,167            55,121
Virginia L. Stringer ...................    20,630,167            55,121

                      *   David Bennett passed away in September, 1999.

                      (2) The fund's shareholders ratified the selection by the
                          fund's Board of Directors of Ernst and Young LLP as the independent public accountants for the fund for the fiscal year ending May 31, 2000. The following votes were cast regarding this matter:

   SHARES
   VOTED          SHARES                      BROKER
   "FOR"      VOTED "AGAINST"   ABSTENTIONS  NON-VOTES
 ----------  -----------------  -----------  ---------
 20,623,885          27,830         33,572          --

                      SHARE REPURCHASE PROGRAM
                      Your fund's board of directors has approved the continuation of the fund's share repurchase program, which enables the fund to "buy back" shares of its common stock in the open market. Repurchases may only be made when the previous day's closing market price per share was at a discount from net asset value. Repurchases cannot exceed 5% of the fund's outstanding shares as of September 9, 1998.

                      WHAT EFFECT WILL THIS PROGRAM HAVE ON SHAREHOLDERS?
                      We do not expect any adverse impact on the advisor's ability to manage the fund. Because repurchases will be at a price below net asset value per share, remaining shares outstanding may experience a slight increase in net asset value per share. Although the effect of share repurchases on the market price is less certain, the board of directors believes the program may have a favorable effect on the market price of fund shares. We do not anticipate any material increase in the fund's expense ratio.

                      WHEN WILL SHARES BE REPURCHASED?
                      Share repurchases may be made from time to time and may be discontinued upon six months notice to shareholders. Share repurchases are not mandatory when fund shares are trading at a

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        20  2000 Annual Report - American Strategic Income Portfolio III

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                      discount from net asset value; all repurchases will be at
                      the discretion of the fund's investment advisor. The board of directors' decision whether to continue the share repurchase program will be reported in the next shareholder report.

                      HOW WILL SHARES BE REPURCHASED?
                      We expect to finance the repurchase of shares by liquidating portfolio securities or using current cash balances. We do not anticipate borrowing in order to finance share repurchases.

                      TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
                      As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

                      ELIGIBILITY/PARTICIPATION
                      You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

                      If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call EquiServe at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

                      Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing EquiServe at least 10 days before the next dividend and/or capital gains distribution.

                      PLAN ADMINISTRATION
                      Beginning no more than five business days before the dividend payment date, EquiServe will buy shares of the fund on the New York Stock Exchange (NYSE) or elsewhere on the open market only when the price of the fund's shares on the NYSE plus commissions is at less than a 5% premium over the fund's most recently calculated net asset value
                      (NAV) per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, EquiServe will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

                      By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the fund's shares is 5% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in share's with an NAV greater than the value of any cash distributions you would have received.

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        21  2000 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                      There is no direct charge for reinvestment of dividends and capital gains, since EquiServe fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

                      EquiServe maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by EquiServe in noncertificated form in your name.

                      TAX INFORMATION
                      Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received as cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                      PLAN WITHDRAWAL
                      If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to EquiServe. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

                      If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

                      If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                      PLAN AMENDMENT/TERMINATION
                      The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

                      Any questions about the plan should be directed to your investment professional or to EquiServe LP, P.O. Box 8218, Boston, Massachusetts 02266, 1-800-543-1627.

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        22  2000 Annual Report - American Strategic Income Portfolio III

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